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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 9, 2005

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                                MICROVISION, INC.
               (Exact Name of Registrant as Specified in Charter)

            Delaware                         0-21221              91-1600822
(State or Other Jurisdiction of     (Commission File Number)    (IRS Employer
         Incorporation)                                      Identification No.)

                            19910 North Creek Parkway
                            Bothell, Washington 98011
               (Address of Principal Executive Office) (Zip Code)

       Registrant's telephone number, including area code: (425) 415-6847

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On August 9, 2005, Microvision, Inc. issued a press release announcing its preliminary financial results for the quarter ended June 30, 2005. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)  Exhibits.

              99.1 Microvision, Inc. Press Release Announcing Preliminary Financial Results for the Quarter Ended June 30, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MICROVISION, INC.


                                     By:     /s/ Thomas M. Walker
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                                                   Thomas M. Walker
                                     Vice President, General Counsel & Secretary

Date:  August 9, 2005